Filed pursuant to 497(e)

File Nos. 333-20810 and 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Emerging Markets Equity Index Fund

(the “Fund”)

Class K (SSKEX)

SUPPLEMENT DATED MAY 28, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED APRIL 30, 2026 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the MSCI Emerging Markets Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). To the extent the Fund becomes non-diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified. Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended as follows:

1)

The first paragraph of the section titled “State Street Emerging Markets Equity Index Fund – Principal Investment Strategies” in the Summary Prospectus and the Prospectus is deleted and replaced with the following:

The Fund is an “index” fund that seeks to track, before fees and expenses, the total return of the MSCI Emerging Markets Index (the “Index”) over the long term. As an “index” fund, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

2)	The section titled “State Street Emerging Markets Equity Index Fund – Principal Risks” in the Summary Prospectus and the Prospectus is revised to add the following risk:

Non-Diversification Risk – Index Funds: To the extent the Fund becomes “non-diversified,” the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities).

3)

The first paragraph in the subsection titled “Principal Investment Strategies” in the section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Emerging Markets Equity Index Fund” in the Prospectuses is deleted in its entirety and replaced with the following:

The Fund is an “index” fund that seeks to track, before fees and expenses, the total return of the MSCI Emerging Markets Index (the “Index”) over the long term. As an “index” fund, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of tracking the Index (e.g., changes in relative market capitalization or index weighting of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

4)	The section titled “Additional Information About Investment Objectives, Principal Strategies and Risks – Additional Information About Risks” in the Prospectus is revised to add the following risk:

Non-Diversification Risk – Index Funds (principal risk for the Emerging Markets Equity Index Fund). Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. Certain diversified Funds may become non-diversified for periods of time solely as a result of tracking their Index (e.g., changes in relative market capitalization or index weighting of one or more component securities).

5)	The subsection titled “Non-Diversification Risk – Index Funds” in the section titled “Additional Investments and Risks” on page 20 of the SAI is deleted and replaced with the following:

Non-Diversification Risk – Index Funds

A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s shares to greater price volatility than more diversified investment companies.

State Street S&P 500 Index Fund seeks to track the performance of the S&P 500® Index and the Emerging Markets Equity Index Fund seeks to track the performance of the MSCI Emerging Markets Index (each, an “Index”). The composition of each Index may fluctuate between non-diversified and diversified solely due to changes in relative market capitalization or index weighting of one or more Index components. As a result, a Fund’s diversification status may also fluctuate between non-diversified and diversified depending on the composition of, and to approximately the same extent as, its respective Index. To the extent the State Street S&P 500 Index Fund or the Emerging Markets Equity Index Fund becomes non-diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the Fund shifts from diversified to non-diversified.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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